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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in Registration Statement Nos. 333-106732-00 and 333-106732-01 of First National Master Note Trust on
Form S-3 and Amendment No. 1 to Form S-3 of our report dated March 25, 2005, appearing in this Annual Report on Form 10-K of First National Master Note Trust for the year ended December 31, 2004.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 25, 2005

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